Exhibit 10.91
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

SUPPLEMENTAL AGREEMENT NO. 12
to
PURCHASE AGREEMENT NUMBER 04761
between
THE BOEING COMPANY
and
United Airlines, Inc.
Relating to Boeing Model 737 MAX Aircraft
THIS SUPPLEMENTAL AGREEMENT No. 12 (SA-12), entered into as of December 12, 2022, by and between The Boeing Company, a Delaware corporation, (Boeing) and United Airlines, Inc., a Delaware corporation, (Customer);
WHEREAS, Customer and Boeing entered into Purchase Agreement No. 04761 dated as of the 15th day of May of 2018 as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Model 737 MAX aircraft. This Supplemental Agreement is an amendment to the Purchase Agreement;
WHEREAS, solely to conform and further amend the Purchase Agreement to reflect Customer and Boeing’s agreement to *** the following Aircraft:

	***	***	***
***	***	***	***
WHEREAS, solely to conform and further amend the Purchase Agreement to reflect Customer and Boeing’s agreement to:
(1)Reflect the *** and *** of *** Aircraft with *** into 737-*** Aircraft;
(2)Modify *** provisions as mutually agreed by the parties;
(3)Add economic consideration elements in the event of a 737-*** Aircraft ***;
(4)Expand and revise delivery *** for certain 737-*** Aircraft;
(5)Reflect Boeing and Customer’s agreement to reflect a) the *** Aircraft; and b) the purchase of *** Aircraft resulting in *** 737-*** Aircraft to the Purchase Agreement (these 737-*** Aircraft and the 737-*** Aircraft referred to in clause (i) immediately above singly and collectively comprise the SA-12 Aircraft);
(6)Reflect *** of *** Aircraft from *** 737-*** Aircraft into *** 737-*** Aircraft;
(7)Revise the estimate of *** included in the *** of the 737-*** Aircraft;
(8)Revise certain open configuration matters for the Aircraft;
UAL-PA-04761         SA-12, Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 12 to
Purchase Agreement No. 04761
(9)Expand certain *** terms to apply to the SA-12 Aircraft;
(10)Identify the economic terms relating to the SA-12 Aircraft;
(11)Revise certain *** in respect of possible 737-*** Aircraft ***;
(12)Reflect Boeing and Customer’s agreement to add *** to the Purchase Agreement; and
(13)Provide a new Boeing *** of Customer’s purchase of the SA-12 Aircraft.
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.Table of Contents.
The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-12”).
2.Tables.
2.a.Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled Table 1 (identified by “SA-12”) to reflect the (i) addition of *** 737-*** Aircraft *** and *** from 737-*** Aircraft into 737-*** Aircraft; and (ii) *** of *** Aircraft from *** 737-*** Aircraft to 737-*** Aircraft into the Purchase Agreement.
2.b.Table 1 titled “737-*** Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled Table 1 (identified by “SA-12”) to reflect *** of *** Aircraft from *** 737-*** Aircraft to *** 737-*** Aircraft.
2.c.Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled Table 1 (identified by “SA-12”) to reflect (i) *** Aircraft from 737-*** Aircraft to 737-*** Aircraft; (ii) *** Aircraft from *** 737-*** Aircraft to 737-*** Aircraft; and (iii) the addition of *** 737-*** Aircraft to the Purchase Agreement.
3.Exhibits.
Exhibit A for the 737-*** Aircraft Configuration is deleted in its entirety and replaced with the similarly titled Exhibit A to revise the configuration to reflect the *** of such 737-***.
4.Letter Agreements.
4.a.Letter Agreement No. UAL-PA-04761-LA-1801463R4 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-1801463R5 titled “*** Matters” to reflect the addition of the SA-12 Aircraft to the ***.
4.b.Letter Agreement No. UAL-PA-04761-LA-1801465R2 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-1 1801465R3 titled “Open Matters 737-*** and 737-*** Aircraft” to reflect the addition of a Boeing *** relative to *** for the Aircraft prior to delivery.
UAL-PA-04761        SA-12, Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 12 to
Purchase Agreement No. 04761
4.c.Letter Agreement No. UAL-PA-04761-LA-1801467R5 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-1 1801467R6 titled “Special Matters MAX Aircraft” to reflect the addition of economic considerations for 737-*** Aircraft.
4.d.Letter Agreement No. UAL-PA-04761-LA-1801474R1 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-1801474R2 titled “*** for the 737-*** Aircraft” to reflect the *** of certain *** terms to the 737-*** Aircraft portion of the SA-12 Aircraft.
4.e.Letter Agreement No. UAL-PA-04761-LA-1801478R1 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-1801478R2 titled “Delivery *** Matters” to reflect certain delivery *** rights for the 737-*** Aircraft.
4.f.Letter Agreement No. UAL-PA-04761-LA-1807022R6 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-1807022R7 titled “*** Aircraft” to reflect the *** of *** Aircraft.
4.g.Letter Agreement No. UAL-PA-04761-LA-1807490R1 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-1807490R2 titled “737-*** and 737-***” to reflect the *** of certain *** terms to the 737-*** Aircraft portion of the SA-12 Aircraft.
4.h.Letter Agreement No. UAL-PA-04761-LA-2100718R3 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-2100718R4 titled “Special Matters Relating to *** Aircraft” to reflect the addition of the SA-12 Aircraft to the definition of *** Aircraft.
4.i.Letter Agreement No. UAL-PA-04761-LA-2103236 is deleted in its entirety and replaced with Letter Agreement No. UAL-PA-04761-LA-2103236R1 titled “*** – 737-*** Aircraft *** Matters” to revise certain terms therein.
4.j.Letter Agreement No. UAL-PA-04761-LA-22005995 is hereby added to the Purchase Agreement to reflect the addition of *** aircraft.
4.k.Letter Agreement No. UAL-PA-04761-LA-22006107 is hereby added to the Purchase Agreement to reflect the provision of Boeing *** for the SA-12 Aircraft.
5.Miscellaneous.
Boeing and Customer agree that there is *** upon execution of this SA-12 as a result of the provisions of Section 3 of Letter Agreement UAL-PA-04761-LA-1801463R5 entitled “*** Matters”.
    The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.
UAL-PA-04761        SA-12, Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 12 to
Purchase Agreement No. 04761

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Executive Vice -President and Chief Financial Officer
Title	Title

UAL-PA-04761        SA-12, Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
TABLE
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-6 & SA-8§4.1
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-12
1	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-7 & SA-8§4.1
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-7 & SA-8§4.1
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-5 & SA-8§4.1
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-10
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-12 & SA-8§4.1
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-6 & 2SA-8§4.1
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-12 & SA-8§4.1
2.	737-*** Aircraft Delivery, Description, Price and ***	SA-9

UAL-PA-04761    Table of Contents, Page 1 of 5     SA-12
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED
EXHIBITS		SA NUMBER
A	737-8 Aircraft Configuration	SA-7
A	737-9 Aircraft Configuration	SA-1
A	737-10 *** Aircraft Configuration	SA-12
A	737-10 *** Aircraft Configuration	SA-6
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS		SA NUMBER
AE1.	***Airframe and *** Features for the 737MAX Aircraft
BFE1.	BFE Variables 737-8 Aircraft	SA-2
BFE1.	BFE Variables 737-9 Aircraft	SA-1
BFE1.	BFE Variables 737-10 Aircraft	SA-2
EE1.	Engine *** and ***
SLP1.	Service Life Policy Components

UAL-PA-04761    Table of Contents, Page 2 of 5     SA-12
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
UAL-PA-04761-LA-1801463R5	*** Matters	SA-12
UAL-PA-04761-LA-1801464	Demonstration Flight Waiver
UAL-PA-04761-LA-1801465R3	Open Matters 737-*** and 737-*** Aircraft	SA-12
UAL-PA-04761-LA-1801466	Seller Purchased Equipment	SA-5
UAL-PA-04761-LA-1801467R6	Special Matters – 737 MAX Aircraft	SA-12
UAL-PA-04761-LA-1801468	***
UAL-PA-04761-LA-1801469R3	***	SA-8
UAL-PA-04761-LA-1801470	Privileged and Confidential Matters
UAL-PA-04761-LA-1801471	AGTA Matters
UAL-PA-04761-LA-1801472	Assignment Matters
UAL-PA-04761-LA-1801473	737-*** Aircraft ***
UAL-PA-04761-LA-1801474R2	*** for the 737-*** Aircraft	SA-12
UAL-PA-04761-LA-1801475	Loading of Customer Software
UAL-PA-04761-LA-1801476	Installation of Cabin Systems Equipment
UAL-PA-04761-LA-1801477	Special Customer Support Matters
UAL-PA-04761-LA-1801478R2	Delivery *** Matters	SA-12
UAL-PA-04761    Table of Contents, Page 3 of 5     SA-12
BOEING / UNITED AIRLINES, INC. PROPRIETARY

UAL-PA-04761-LA-1807022R7	*** Aircraft – 737-***	SA-12 SA-8 §4.1
UAL-PA-04761-LA-1807420R1	737-*** and 737-*** Aircraft Model ***	SA-6 & SA-8 §4.1
UAL-PA-04761-LA-1807490R2	737-*** Aircraft and 737-*** Aircraft ***	SA-12
UAL-PA-04761-LA-1900347	737-***	SA-6
UAL-PA-04761-LA-2001831R1	Certain Special Matters	SA-4
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
UAL-PA-04761-LA-2100095	*** Matters for the 737-*** Aircraft	SA-5
UAL-PA-04761-LA-2100096R1	Certain Special Matters for the 737-*** Aircraft and for the *** 737-*** Aircraft	SA-7
UAL-PA-04761-LA-2100136	Open Matters Relating to *** Model 737-*** Aircraft	SA-5
UAL-PA-04761-LA-2100718R3	Special Matters Relating to *** Aircraft	SA-12
UAL-PA-04761-LA-2103100	Airline Operational Efficacy Matters	SA-6
UAL-PA-04761-LA-2103236	***	SA-12
UAL-PA-04761-LA-2104314	*** for Certain 737-*** Aircraft	SA-9
UAL-PA-04761-LA-2104366	*** for 737-*** Aircraft with ***	SA-9
UAL-PA-04761-LA-2104367	*** for 737-*** Aircraft with ***	SA-9
UAL-PA-04761-LA-2105142	Certain Special Matters for the 737-*** Aircraft	SA-9
UAL-PA-04761    Table of Contents, Page 4 of 5     SA-12
BOEING / UNITED AIRLINES, INC. PROPRIETARY

UAL-PA-04761-LA-2105143	Open Matters Relating to *** Model 737-*** Aircraft	SA-9
UAL-PA-04761-LA-22005995	*** Rights	SA-12
UAL-PA-04761-LA-22006107	***	SA-12
UAL-PA-04761    Table of Contents, Page 5 of 5     SA-12
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . September 25, 2018
Supplemental Agreement No. 2 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . December 12, 2018
Supplemental Agreement No. 3 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . March 20, 2020
Supplemental Agreement No. 4 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . June 30, 2020
Supplemental Agreement No. 5 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . February 26, 2021
Supplemental Agreement No. 6 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . June 27, 2021
Supplemental Agreement No. 7 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . August 12, 2021
Supplemental Agreement No. 8 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . September 8, 2021
Supplemental Agreement No. 9 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . November 30, 2021
Supplemental Agreement No. 10 . . . . . . . . . . . .	. . . . . . . . . . . . . . . .June 30, 2022
UAL-PA-04761    Table of Contents, Page 6 of 5     SA-12
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 11 . . . . . . . . . . . .	. . . . . . . . . . . . . . . .November 29, 2022
Supplemental Agreement No. 12 . . . . . . . . . . . .	. . . . . . . . . . . . . . . .December 12, 2022

UAL-PA-04761    Table of Contents, Page 7 of 5     SA-12
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1 to Purchase Agreement No. 04761 *** 737-*** Aircraft Delivery, Description, Price and ***
Airframe Model/MTOW:				737-***		*** pounds	^								Detail Specification:		***
Engine Model/Thrust:				***		*** pounds	+								Airframe Price Base Year/*** Formula:		***	***
Airframe Price:						***									Engine Price Base Year/*** Formula:		***	***
*** Features:						***
Sub-Total of Airframe and Features:						***									Airframe *** Data:
Engine Price (Per Aircraft):						***									Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):						***									Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:						***
Seller Purchased Equipment (SPE) Estimate:						***

Deposit per Aircraft:						***

# of Aircraft	*** SA-12	***	***	% Sec. 3.4.2 *** 737-*** Aircraft	***		Delivery Date&	Target Delivery ***	Number of Aircraft	*** Estimate *** Base Price Per A/P	Manufacturer Serial Number	*** Forecast	Actual or Nominal Delivery ***	*** Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
															***	***	***	***
															***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***	***
		***	***	***	***	***	Total:		***

* ***

& - ***

Note: Serial Numbers above, if any are included, are provided as guidance only and ***.

^ - ***
@ - ***
% - ***

+ - ***

Table 1 To Purchase Agreement No. 04761 737-*** Aircraft Delivery, Description, Price and ***
Airframe Model/MTOW:					737-***	*** pounds	^						Detail Specification:			***	4Q11 External Fcst~4Q11 External Fcst - Engines
Engine Model/Thrust:					***	*** pounds	+						Airframe Price Base Year/*** Formula:			***	***
Airframe Price:						***							Engine Price Base Year/*** Formula:			***	***
*** Features:						***
Sub-Total of Airframe and Features:						***							Airframe *** Data:
Engine Price (Per Aircraft):						***							Base Year Index (ECI):			***
Aircraft Basic Price (Excluding BFE/SPE):						***							Base Year Index (CPI):			***
Buyer Furnished Equipment (BFE) Estimate:						***
Seller Purchased Equipment (SPE) Estimate:						***

Deposit per Aircraft:						***

# of Aircraft	*** SA-12	Added by SA-12	***		Delivery Date&	Target Delivery ***	Number of Aircraft	*** Factor (Airframe)	Manufacturer Serial Number	*** Forecast	Actual or Nominal Delivery ***	Escalation Forecast	*** Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
														***	***	***	***
														***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***		***	***	***	***	***
			***	***	Total:		***
* ***
& - ***

Note: Serial Numbers above are provided as guidance only and ***.
^ - ***
+ - ***
@ - ***

Table 1 to Purchase Agreement No. 04761 *** 737-*** Aircraft Delivery, Description, Price and ***
Airframe Model/MTOW:			737-***		*** pounds			Detail Specification:			***	4Q11 External Fcst~4Q11 External Fcst - Engines
Engine Model/Thrust:			***		*** pounds			Airframe Price Base Year/*** Formula:			***	***
Airframe Price:					***			Engine Price Base Year/*** Formula:			***	***
*** Features:					***
Sub-Total of Airframe and Features:					***			Airframe *** Data:
Engine Price (Per Aircraft):					***			Base Year Index (ECI):			***
Aircraft Basic Price (Excluding BFE/SPE):					***			Base Year Index (CPI):			***
Buyer Furnished Equipment (BFE) Estimate:					***
Seller Purchased Equipment (SPE) Estimate:					***

Deposit per Aircraft:					***

*** by SA-12	*** SA-12	***	Target Delivery Date&	Number of Aircraft	*** Factor (Airframe)	Manufacturer Serial Number	*** Forecast	Actual or Nominal Delivery ***	*** Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
										***	***	***	***
										***	***	***	***
*** *** ***	***	***	***	***	***	***	***	***	***	***	***	***	***
*** ***	***		Total:	***
* ***
& - ***
Note: Serial Numbers above are provided as guidance only and ***.
^ - ***
+ - ***
@ - ***

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

United Airlines, Inc.

Exhibit A to Purchase Agreement Number 04761

for 737-*** Aircraft with ***

UAL-PA-04761-EXA    SA-12
737-*** Aircraft with ***    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Exhibit A

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 737-*** AIRCRAFT

with ***

The Detail Specification is *** dated May 2017. The estimate for *** was estimated using *** as seen in Attachment 1 to this Exhibit A. Such Attachment 1 estimate of *** comprises Customer’s Initial Configuration which is subject to change pursuant to the provisions of Letter Agreement UAL-PA-04761-LA-1801465R3 entitled “Open Matters 737-*** and 737-*** Aircraft”

UAL-PA-04761-EXA    SA-12
737-*** Aircraft with ***    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

*** Number	Title	***	***
***	***	***	***
	TOTALS:	***	***
	GRAND TOTAL	***	***

UAL-PA-04761-EXA    SA-12
737-*** Aircraft with ***    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801463R5
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** Matters for 737 and Certain 787 Aircraft
References:    1)    Purchase Agreement No. 04761 (737 Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft);
    2)    Purchase Agreement No. 03860 (787 Purchase Agreement #1) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 Model aircraft;
    3)    Purchase Agreement No. 04815 (787 Purchase Agreement #2) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 Model aircraft; and
4)    Aircraft General Terms Agreement dated as of October 10, 1997 between the parties, identified as AGTA-CAL (AGTA)
This letter agreement (Letter Agreement) amends and supplements the 737 Purchase Agreement, 787 Purchase Agreement #1, and 787 Purchase Agreement #2 (Purchase Agreements). All terms used but not defined in this Letter Agreement shall have the same meaning as in the 737 Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-1801463R4 dated November 29, 2022.
The Purchase Agreements incorporate the terms and conditions of the AGTA between Boeing and Customer. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.
1.***
2.***
3.***
4.***
5.***
6.***
In addition to applicability to ***, the provisions of Section 2 herein shall apply to the ***.
UAL-PA-04761-LA-1801463R5    SA-12
*** Matters for 737 and Certain 787 Aircraft    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

7.*** Rights.
7.aCustomer agrees that ***.
7.bIn the event Boeing *** to Boeing pursuant to Section 7.1, absent instruction from Boeing to the contrary, Boeing shall provide Customer with *** and Customer shall, *** under the Purchase Agreements (in respect of the applicable Aircraft covered by this Letter Agreement) as amended by this Letter Agreement. Customer will ***.
7.cFor all purposes of this Section 7, ***, the term “Boeing” means and includes The Boeing Company, its divisions, subsidiaries, affiliates and the assignees of each. Nothing herein shall constitute an election or waiver of any remedy of Boeing; all such remedies shall be cumulative. Boeing expressly reserves all of its rights and remedies under any agreement and applicable law.
8.Confidentiality.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.
9.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
10.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters.”
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.
UAL-PA-04761-LA-1801463R5    SA-12
*** Matters for 737 and Certain 787 Aircraft    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1801463R5    SA-12
*** Matters for 737 and Certain 787 Aircraft    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	December 12, 2022

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-1801463R5    SA-12
*** Matters for 737 and Certain 787 Aircraft    Page 4
BOEING/UNITED AIRLINES, INC. PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
UAL-PA-04761-LA-1801465R3
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Open Matters MAX Aircraft
Reference:    Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-1801465R2, dated February 26, 2021.
    Given the long period of time between Purchase Agreement signing and delivery of Customer’s first 737-*** Aircraft; the 737-*** Aircraft and the continued development of the 737 MAX program, certain elements have not yet been defined. In consideration, Boeing and Customer agree to work together as the configuration of Customer’s Boeing Model 737-*** and the 737-*** aircraft develops as follows:
1.Aircraft Delivery Schedule.
1.aThe scheduled delivery *** of Customer’s *** 737-*** Aircraft are provided in Table 1 for the 737-*** Aircraft. The scheduled delivery *** of the 737-*** Aircraft, as of the date of this Letter Agreement is listed in Table 1 of the Purchase Agreement for Customer’s standard configuration. The scheduled delivery *** will be provided in Table 1 for Customer’s ***. Each of these three tables provides the delivery schedule in *** consisting of a nominal delivery *** (Nominal Delivery ***. No later than *** prior to Nominal Delivery *** of Customer’s first 737-*** Aircraft and first 737-*** Aircraft, as applicable, in each calendar year, Boeing will provide *** for each Aircraft with a Nominal Delivery *** in such calendar year.
1.bCustomer and Boeing will consult on a frequent basis to keep each other informed as to Customer’s fleet plans and Boeing’s production plans in order to meet the requirements of both parties. Based on such reviews and discussions, Boeing will use commercially reasonable efforts to meet Customer’s fleet needs when providing the notices required by Article 1.1. Such notices provided by Boeing will constitute an amendment to the applicable Table 1 of the Purchase Agreement. The amended applicable Table 1 shall be the scheduled delivery positions for the purposes of applying all provisions of the Purchase Agreements, including without limitation the BFE ***, and the ***.
UAL-PA-04761-LA-1801465R3    SA-12
Open Matters    Page 1
BOEING/ UNITED AIRLINES, INC. PROPRIETARY

2.Aircraft Configuration.
2.1    The initial configuration of Customer's Model 737-*** Aircraft has been defined by Boeing 737-***, 737-***, 737-***, 737-***, 737-*** Airplane Description Document No. *** as described in Article 1 and Exhibit A of the Purchase Agreement (Initial Configuration). Final configuration of the 737-*** Aircraft and 737-*** Aircraft (Final Configuration) will be completed using the *** documentation in accordance with the following schedule:
2.2.iFor the 737-***, and both configurations of the 737-*** Aircraft, Boeing has provided Customer with Customer *** packages and Customer has provided its ***.
2.2.iiWithin *** following Final Configuration of the applicable Aircraft, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:
2.2.2.1Changes applicable to the 737-*** and 737-*** aircraft, as applicable, which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration for Customer’s *** 737-***configuration and standard and alternate 737-***configurations;
2.2.2.2Incorporation into the applicable Exhibit A of the Purchase Agreement, by written amendment, those *** features which have been agreed to by Customer and Boeing (Customer Configuration Changes);
2.2.2.3Revisions to the applicable Supplemental Exhibit BFE1 to reflect the *** dates and *** of BFE;
2.2.2.4Changes to the *** Features Prices, and Aircraft *** Price to adjust for the difference, if any, between the *** in the applicable Table 1 of the Purchase Agreement for *** features reflected in the Aircraft *** Price and the *** of the *** features reflected in the Customer Configuration Changes.
3.Special Provisions for the 737-*** Aircraft ***.
***
4.Other Matters.
4.a.Boeing commits to work with Customer to review *** and *** features that Customer may *** into the Aircraft configuration prior to delivery to Customer. After each such review, Boeing and Customer shall agree as to the features which Boeing can make available for the Aircraft using commercially reasonable efforts and the terms for ***.
4.b.Boeing and Customer shall meet regularly to determine in good faith mutually acceptable terms and conditions with respect to certain ***, commencing in ***.
4.3    Boeing and Customer shall work in good faith to streamline the Letter Agreement No. UAL-PA-04761-LA-2100718R4 titled “*** Aircraft and *** Special Matters”.
UAL-PA-04761-LA-1801465R3    SA-12
Open Matters    Page 2
BOEING/ UNITED AIRLINES, INC. PROPRIETARY

5.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
6.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

UAL-PA-04761-LA-1801465R3    SA-12
Open Matters    Page 3
BOEING/ UNITED AIRLINES, INC. PROPRIETARY

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	December 12, 2022

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President Finance and Chief Financial Officer

UAL-PA-04761-LA-1801465R3    SA-12
Open Matters    Page 4
BOEING/ UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801467R6
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Special Matters – MAX Aircraft
Reference:    Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-1801467R5 dated November 30, 2021.
1.***
1.a737-***.
At the time of delivery of each 737-*** Aircraft, Boeing ***.
1.b***
At the time of delivery of the ***.
1.c737-*** Aircraft ***.
At the time of delivery of each 737-*** Aircraft, Boeing *** 737-*** Aircraft ***.
1.d737-***.
At the time of delivery of each 737-*** Aircraft, Boeing *** (737-***). Boeing represents that the *** of this 737-*** is consistent with the terms of Letter Agreement 6-1162-KKT-080R1, as amended.
1.e737-***.
At the time of delivery of ***.
1.f737-***.
At the time of delivery of ***.
1.gSpecial 737-***.
***
UAL-PA-04761-LA-1801467R6    SA-12
Special Matters    Page 1
BOEING / UNITED AIRLINES PROPRIETARY

1.h***

Table Reference	Description	Quantity of Aircraft
***	737-*** Aircraft Delivery, Description, Price and ***	***
***	*** 737-*** Aircraft Delivery, Description, Price and ***	***
1.i Special 737 ***.
***:

Aircraft Type	*** Number	Description	***	***	Quantity of 737-*** Aircraft
***	***	***	***	***	***
^ - ***
1.j737-***. Pursuant to the *** Letter, Customer may *** the purchase of 737-*** aircraft in place of certain Aircraft (737-*** Aircraft). At the time of delivery of each 737-*** Aircraft, Boeing *** the Airframe Price of the 737-*** Aircraft *** which shall equal *** (737-***).
1.k737-***. At the time of delivery of ***.
UAL-PA-04761-LA-1801467R6    SA-12
Special Matters    Page 2
BOEING / UNITED AIRLINES PROPRIETARY

1.l***
2.***
Unless otherwise noted, the amounts of the *** stated in (i) Sections 1.1 through 1.2 *** are in *** for 737-*** Aircraft; and (i)  Sections 1.3 through 1.7 *** are in *** for 737-*** and 737-*** Aircraft. The *** will be ***.
3. 737 *** Management.
It is Boeing’s 737 MAX design intent to *** the 737 MAX***. If a *** leads to a *** to be *** only through a *** for the 737 MAX where ***.
4.*** Diversity.
Customer and Boeing agree to work towards a mutually agreeable solution for meeting diversity requirements in the ***. Notwithstanding the foregoing sentence, Boeing agrees to (i) identify *** where Customer makes the *** for potential opportunities; (ii) submit indirect reports until other *** are ***; and (iii) continue to engage with Customer with regard to *** diversity to ensure ***.
5.Assignment.
Unless otherwise noted herein, the *** described in this Letter Agreement are provided as ***. Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, this Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. For purposes of the assignment of a security interest in exchange for financing towards the purchase of the Aircraft, an assignable credit memorandum amount will be determined via mutual agreement between Customer and Boeing, and Boeing’s consent to assign such credit memorandum will not be unreasonably withheld.
6.Confidentiality
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1801467R6    SA-12
Special Matters    Page 3
BOEING / UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	December 12, 2022

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice-President and Chief Financial Officer

UAL-PA-04761-LA-1801467R6    SA-12
Special Matters    Page 4
BOEING / UNITED AIRLINES PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801474R2
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** for the 737-*** Aircraft
Reference:    Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Continental Holdings, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. For the purposes of this Letter Agreement, the term 737-*** Aircraft shall also include any 737-*** aircraft *** the Purchase Agreement subsequent to the date of this Letter Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-1801474R1.
1.Definitions.
737-*** Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.
737-*** Program Aircraft means each 737-*** Aircraft specified in the Purchase Agreement.
2.Applicability.
Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the *** for the Airframe Price and *** Features Prices for each 737-*** Program Aircraft shall be determined in accordance with this Letter Agreement.
3.***
Boeing will release an *** in *** of each year based on Boeing’s ***. Only one *** shall be used to conduct the *** analysis performed in accordance with Article 4.1, below, for a given 737-*** Program Aircraft. The *** applicable to a given 737-*** Program Aircraft is set forth in Attachment A.
4.***
4.aIf the ***forecast, as set forth in Article 3, above, ***, as set forth in Attachment B, *** of any 737-*** Program Aircraft that is ***, as set forth in Attachment A, then Boeing shall issue a 737-*** Notice to the Customer by the date set forth in Attachment A. Such 737-*** Notice shall, ***, either:
4.1.i*** for such affected 737-*** Program Aircraft *** as set forth in Attachment B; or
4.1.iiprovide Customer with the *** as set forth in Attachment B and the *** factor determined in accordance with ***; or
UAL-PA-04761-LA-1801474R2        SA-12
***    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.1.iiiprovide Customer with the *** as set forth in Attachment B, with Boeing and Customer *** as set forth in Attachment B ***.
4.1.ivIn the event that Boeing *** either the 737-*** Notice as detailed in Article 4.1.2 or Article 4.1.3 and ***, then Customer *** the Purchase Agreement with respect to such affected 737-*** Program Aircraft.
4.bIf Boeing provides Customer the *** described in Article 4.1.2 or Article 4.1.3 above, then Customer shall notify Boeing *** contained in Articles 4.1.2, 4.1.3, or 4.1.4 above within *** of its receipt of the 737-*** Notice from Boeing. In the event Customer *** in accordance with Article 4.1.4 above, then Boeing *** to Customer, *** for the *** 737-*** Program Aircraft.
i.Within *** of Boeing’s receipt of *** notice for any such *** 737-*** Program Aircraft under Article 4.2 above, Boeing *** by written notice to Customer to *** related to such *** 737- *** Program Aircraft ***, by Customer.
ii.Should Customer *** any notice to Boeing in accordance with Article 4.2 above, then the *** for such 737-*** Program Aircraft shall be *** in accordance with Article 4.1.2.
4.cIn the event that the *** of a 737-*** Program Aircraft that is subject to either Article 4.1.1, Article 4.1.2 or Article 4.1.3 above, *** applicable to such 737-*** Program Aircraft will be determined pursuant to Article 5 below.
5.***
4.a.If the ***, as set forth in Article 3, *** of any 737-*** Program Aircraft *** as set forth in Attachment B and *** as set forth in Attachment B, *** for such 737-*** Program Aircraft *** as set forth in Attachment B *** as set forth in Attachment B ***.
4.b.In the event the *** of a 737-*** Program Aircraft subject to Article 5.1 above, *** applicable to such 737-*** Program Aircraft will be determined pursuant to Article 6 below.
6.***
If the ***, as set forth in Article 3, above, ***, as set forth in Attachment B, *** of any 737-*** Program Aircraft *** such ***, as set forth in Attachment A, then *** applicable to such 737-*** Program Aircraft shall be *** as follows:
6.1    If the *** of a 737-*** Program Aircraft, *** as set forth in Attachment B for such 737-*** Program Aircraft, then the *** for such 737-*** Program Aircraft.
1.aIf the *** of a 737-*** Program Aircraft, *** as set forth in Attachment B for such 737-*** Program Aircraft, then the *** for such 737-*** Program Aircraft *** as set forth in Attachment B.
7.***
***, identified in the Purchase Agreement as subject to *** pursuant to Supplemental Exhibit AE2, and which pertains to the 737-*** Program Aircraft shall be *** established in this Letter Agreement for such 737-*** Program Aircraft *** other provisions of the Purchase Agreement ***.
UAL-PA-04761-LA-1801474R2    SA-12
***    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

8.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
9.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA- 1801470.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1801474R2    SA-12
***    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	December 12, 2022

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-1801474R2    SA-12
***    Page 4
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT A
*** & 737-*** Notice Date

***	Applicable to 737-*** Program Aircraft Delivering in Time Period	737-*** Notice Date
***	***	***
Attachment A to UAL-PA-04761-LA-1801474R2        SA-12
***    Att. A, Page 1 of 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT B
***

***	***	***	***
***	***	***	***

Attachment B to UAL-PA-04761-LA-1801474R2        SA-12
***    Att. B, Page 1 of 5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801478R2
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Delivery *** Matters
Reference:    Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-1801478R1, dated June 27, 2021.
1.***
*** has requested, and *** has agreed to provide, *** in respect of 737 Aircraft ***. *** will provide *** in respect of *** Aircraft subject to the terms and conditions contained in this Letter Agreement.
1.a***
1.bNotice Requirement. Customer may *** by giving written notice to Boeing on or before the date that is *** prior to the first day of the delivery *** specified in Table 1 for the applicable *** 737 Aircraft.
1.c***
2.***
Should *** successfully *** its *** pursuant to the terms of this Letter Agreement, *** will be provided with a *** in respect of any *** subject to the following terms and conditions:
4.a.Each *** may *** a *** Aircraft scheduled for delivery on or after ***.
4.b.*** will be provided with *** after every ***. Unless *** pursuant to the terms and conditions of this Letter Agreement, each *** from the first day of the month that such *** is made available to ***.
4.c.*** by providing *** with written notification at least *** prior to the first day of the either the ***delivery month or delivery month of the *** Aircraft for which the *** will be applied to.
3.*** Rights.
UAL-PA-04761-LA-1801478R2    SA-12
Delivery *** Matters    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

*** has requested, and *** has agreed to provide, delivery *** in the form of *** rights (Customer *** Right(s)) in respect of 737 Aircraft contracted for scheduled delivery after *** (*** 737 Aircraft). *** will provide *** Rights in respect of *** 737 Aircraft subject to the terms and conditions contained in this Letter Agreement.
1.a***. Customer may *** a Customer *** Right in respect of any *** 737 Aircraft in a quantity *** 737 Aircraft with scheduled delivery during the period commencing ***.
1.bEach Customer *** Right (i) is offered to Customer *** Aircraft in the *** delivery month; and (ii) will require *** 737 Aircraft with an *** Aircraft that the parties agree ***.
1.cNotice Requirement. Customer *** of any Customer *** Right shall be made by providing Boeing with advance written notification that is *** prior to the delivery month of the *** Aircraft.
4.Definitive Agreement.
If Customer (i) agrees with the ***. The Supplemental Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement. If Customer *** with any such proposed delivery month of a *** Aircraft or *** Aircraft, then the delivery month of such *** 737 Aircraft and / or *** 737 Aircraft is ***, i.e., *** from the month of delivery specified in the *** Table 1 in effect at that time; or *** from the month of delivery specified in the *** Table 1 in effect at that time, each as applicable, until Customer and Boeing agree to *** delivery month for such *** 737 Aircraft and / or such *** 737 Aircraft.
5.BFE / SPE Matters.
Subject to Boeing having ***.
6.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
UAL-PA-04761-LA-1801478R2    SA-12
Delivery *** Matters    Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

7.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-In-Fact

UAL-PA-04761-LA-1801478R2    SA-12
Delivery *** Matters    Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	December 12, 2022

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

PART 1: PROVISIONS APPLICABLE TO
ORIGINAL DEFERRAL ELIGIBLE AIRCRAFT
UAL-PA-04761-LA-1801478R2    SA-12
Delivery *** Matters    Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1807022R7
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** Aircraft – 737-***
Reference:    Purchase Agreement No. PA-04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-1807022R6 dated June 30, 2022.
1.*** Aircraft.
Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in both Table 1’s to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the *** Model 737-*** aircraft as *** aircraft (*** Aircraft).
2.Delivery.
The number of aircraft and delivery *** are listed in Attachment A-1 (Attachment A) to this Letter Agreement. The scheduled delivery position of each *** Aircraft listed in Attachment A provides the delivery schedule in *** consisting of a ***. No later than *** of Customer’s first *** Aircraft in each calendar year, Boeing will provide written notice with a *** Attachment A of the scheduled delivery *** for each *** Aircraft with a *** in such calendar year.
3.Configuration.
3.aSubject to the provisions of Article 3.2, below, the configuration for the *** Aircraft will be the Detail Specification for Boeing Model 737-*** aircraft, at the revision level in effect at the time of Definitive Agreement (as defined below). Such Detail Specification *** applicable to the Detail Specification that are developed by Boeing between the *** (as defined below) and the signing of the Definitive Agreement, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.
3.bSubject to ***, the *** Aircraft ***, provided that it can achieve the *** which would result pursuant to the provisions of Article 3.1.
4.Price.
4.a.The Airframe Price and *** Features Prices for each of the *** Aircraft is identified in Attachment A to this Letter Agreement.  ***.
4.b.The Airframe Price, *** Features Prices, and Aircraft *** Price for each of the *** Aircraft shall be adjusted in accordance with the terms set forth in ***.
4.c.The *** Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Definitive Agreement.
UAL-PA-04761-LA-1807022R7    SA-12
*** Aircraft – 737-***    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

5.Payment.
1.a***
1.bNotwithstanding the amount shown in Attachment A, the *** Deposit will be *** for each *** Aircraft.
1.cAt Definitive Agreement for the *** Aircraft, *** will be *** as specified in the Purchase Agreement. The remainder of the Aircraft Price for the *** Aircraft will be ***.
6.***
6.aCustomer may *** by giving written notice to Boeing
6.1.iSubject to ***, on or before the date ***; or
6.1.iiOn or on or before the date *** (the date in Section 6.1.1 and in Section 6.1.2, as applicable, are referred to herein as the *** Date).
6.bAfter receipt of Customer’s ***.
6.c***
7.Definitive Agreement.
Following Customer’s *** the parties will sign a definitive agreement for the purchase of such *** Aircraft (Definitive Agreement) within ***. The Definitive Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement. In the event the parties have not entered into a Definitive Agreement within ***, either party ***. If Customer and Boeing fail to enter into the Definitive Agreement, Boeing ***.
8.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.
9.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1807022R7    SA-12
*** Aircraft – 737-***        Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	December 12, 2022

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-1807022R7    SA-12
*** Aircraft – 737-***        Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A-1 to Letter Agreement No. UAL-PA-04761-LA-1807022R7 *** 737-*** Aircraft Delivery, Description, Price and ***
Airframe Model/MTOW:			737-***	*** pounds	^			Detail Specification:			***
Engine Model/Thrust:			***	*** pounds	+			Airframe Price Base Year/*** Formula:			***	***
Airframe Price:				***				Engine Price Base Year/*** Formula:			***	***
*** Features:				***
Sub-Total of Airframe and Features:				***				Airframe *** Data:
Engine Price (Per Aircraft):				***				Base Year Index (ECI):			***
Aircraft Basic Price (Excluding BFE/SPE):				***				Base Year Index (CPI):			***
Buyer Furnished Equipment (BFE) Estimate:				***
Seller Purchased Equipment (SPE) Estimate:				***

Deposit per Aircraft:				***

New ***	Delivery Date	Number of Aircraft	*** Factor (Airframe)	***	***	***	Actual or Nominal Delivery ***	*** Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
									***	***	***	***
									***	***	***	***
*** *** *** ***	***	***	***	***	***	***	***	***	***	***	***	***
***	Total:	***

* ***
^ - ***
+ - ***
UAL-PA-04761-LA-1807022R7    SA-12
*** Aircraft – 737-***        Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

UAL-PA-04761-LA-1807490R2
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    737-*** Aircraft and 737-*** Aircraft ***
Reference:    Purchase Agreement No. PA-04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-1807490R1.
1.Definitions.
*** Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.
Program Aircraft means each 737-*** Aircraft and 737-*** Aircraft under the Purchase Agreement.
2.Applicability.
Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the *** for the Airframe Price and *** Features Prices for each Program Aircraft shall be determined in accordance with this Letter Agreement.
3.***
Boeing will release an *** in *** of each year based on Boeing’s ***. Only one *** shall be used to conduct the *** analysis performed in accordance with Article 4.1, below, for a given Program Aircraft. The *** applicable to a given Program Aircraft is set forth in Attachment A.
4.***
4.a***
4.1.i***
4.1.ii***
4.1.iii***
4.1.ivIn the event that Boeing *** either the *** Notice as detailed in Article 4.1.2 or Article 4.1.3 and Customer ***, then Customer *** the Purchase Agreement with respect to such affected Program Aircraft.
4.bIf Boeing provides Customer the *** described in Article 4.1.2 or Article 4.1.3 above, then Customer shall notify Boeing *** contained in Articles 4.1.2, 4.1.3, or 4.1.4 above within *** of its receipt of the *** Notice from Boeing. In the event Customer *** in accordance with Article 4.1.4 above, then Boeing ***.
UAL-PA-04761-LA-1807490R2    SA-12
Escalation-Banded Fixed Program 737-8 & 737-9 Aircraft    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

i.Within *** of Boeing’s receipt of *** notice for any such *** Program Aircraft under Article 4.2 above, Boeing *** written notice to Customer ***.
ii.Should Customer *** any notice to Boeing in accordance with Article 4.2 above, then the *** for such Program Aircraft shall be calculated in accordance with Article 4.1.2.
4.cIn the event that the *** of a Program Aircraft that is subject to either Article 4.1.1, Article 4.1.2 or Article 4.1.3 above, *** applicable to such Program Aircraft will be determined pursuant to Article 5 below.
5.***
6.***
7.Applicability to ***.
The ***, identified in the Purchase Agreement as subject to *** pursuant to Supplemental Exhibit AE1, and which pertains to the Program Aircraft ***.
8.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
9.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.
Very truly yours,

THE BOEING COMPANY

By	/s/ Irma L. Krueger

Its	Attorney-in-Fact

UAL-PA-04761-LA-1807490R2    SA-12
*** 737-*** & 737-*** Aircraft    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	December 12, 2022

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman

Its	Executive Vice President Finance and Chief Financial Officer

UAL-PA-04761-LA-1807490R2    SA-12
*** 737-*** & 737-*** Aircraft    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT A
*** & *** Notice Date

***	Applicable to Program Aircraft Delivering in Time Period	*** Notice Date
***	***	***

UAL-PA-04761-LA-1807490R2    SA-12
*** 737-*** & 737-*** Aircraft    Page 4
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT B
***

***	***	***	***
***	***	***	***

UAL-PA-04761-LA-1807490R2    SA-12
*** 737-*** & 737-*** Aircraft    Page 5
BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-2100718R4
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** Aircraft and ***Special Matters
Reference:    Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-2100718R3 dated November 29, 2022.
1.Definitions.
*** Aircraft shall be comprised of each of the following Aircraft
(a)each of the *** 737-*** Aircraft specified in Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” as of the date of this Letter Agreement (each an *** 737-*** Aircraft);
(b)each of the *** 737-*** Aircraft specified in Table 1 titled “737-*** Aircraft Delivery, Description, Price and ***” as of the date of this Letter Agreement (each an *** 737-*** Aircraft);
(c)each of the *** 737-*** Aircraft specified in Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” (*** 737-*** Aircraft);
(d)each of the *** 737-*** Aircraft specified in Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” as of the date of this Letter Agreement (each a *** 737-*** Aircraft);
(e)each 737-*** Aircraft resulting from Customer’s *** in any of the *** 737-*** Aircraft scheduled for delivery in *** pursuant to Letter Agreement LA-***, including successors thereof, titled “*** Aircraft – 737-***” shall be a *** 737-*** Aircraft); and
(f)each 737-*** Aircraft resulting from Customer’s *** Rights pursuant to Letter Agreement LA- 22005995, including successors thereof, titled “*** Rights” shall be a *** 737-*** Aircraft.
2.*** for the *** 737-*** Aircraft.
In addition to the *** specified in Sections 1.3 and 1.4 of Letter Agreement UAL-PA-04761-LA-1801467R6, including successors thereof, titled “Special Matters - MAX Aircraft” (MAX Special Matters Letter), at the time of delivery of each *** 737-*** Aircraft, Boeing shall ***.
3.Special Provisions for the *** 737-*** Aircraft.
3.aIn addition to the *** specified in Section 1.1 of the MAX Special Matters Letter, each *** 737-*** Aircraft will be eligible for the *** provided in this Section 3.
UAL-PA-04761-LA-2100718R4    SA-12
Certain Special Matters for the *** Aircraft    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

3.bCustomer has requested *** from Boeing on the ***.
3.cIn response to Customer’s requests ***.
3.dAs specified in Section 3.3, Customer shall purchase *** Aircraft specified in Attachment A to this Letter Agreement ***.
***

4.***
5.***
6.***
7.***
8.Assignment.
Unless otherwise noted herein, the *** described in this Letter Agreement ***. Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, this Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. ***
9.Confidentiality.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-2100718R4    SA-12
Certain Special Matters for the *** Aircraft    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	December 12, 2022

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-2100718R4    SA-12
Certain Special Matters for the *** Aircraft    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment A
Aircraft Eligible for Section 3.4 ***
The Aircraft in the table below are *** for Section 4 *** in accordance with the terms and conditions of Section 3.4 of this Letter Agreement.

	***	***	***	***	***	***
***		***			***	***

Attachment A to UAL-PA-04761-LA-2100718R4         SA-12
Certain Special Matters for the *** Aircraft    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment A, continued: Summary of All Available *** for Aircraft Eligible for Section 3.4 ***

	***	***
***	***	***
***	***	***

Attachment A to UAL-PA-04761-LA-2100718R4    SA-12
Certain Special Matters for the *** Aircraft    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment A, continued
Aircraft Eligible for Section 3.4 Credit Memoranda

Attachment A to UAL-PA-04761-LA-2100718R4    SA-12
Certain Special Matters for the Incremental Aircraft    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment B: Summary of Available *** for *** 737-*** Aircraft and *** Aircraft

	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***

#- ***
+- ***
*-***
Attachment B to UAL-PA-04761-LA-2100718R4    SA-12
Certain Special Matters for the *** Aircraft    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-2103236R1
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** – 737-*** Aircraft ***
References:    1)    Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft), including Letter Agreement No. UAL-PA-04761-LA-1801468 entitled “***” (*** Letter Agreement) and Letter Agreement No. UAL-PA-04761-LA-2100718R4 entitled “*** Aircraft and *** Matters” (*** Aircraft Letter Agreement); and
2)    Aircraft General Terms Agreement dated as of October 10, 1997 between the parties, identified as AGTA-CAL (AGTA)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-2103236 dated June 27, 2021.
Definition of Terms:
    ***
1.***
2.***
3.***
4.***
5.***
6.***
7.***
8.***
9.***
10.***
UAL-PA-04761-LA-2103236R1    SA-12
*** – 737-*** Aircraft ***    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETERY

11.***
12.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
13.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-2103236R1    SA-12
*** – 737-*** Aircraft ***    Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	December 12, 2022

UNITED AIRLINES, INC.

By;	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-2103236R1    SA-12
*** – 737-*** Aircraft ***    Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Exhibit A: 737-*** Program Update
Form that the 737-*** Program Update will take is a periodic conference call:
Unless otherwise agreed by the parties, ***, with presentation materials to be circulated after such call.
UAL-PA-04761-LA-2103236R1    SA-12
*** – 737-*** Aircraft ***    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-22005995
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** Rights
Reference:    Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.Right to *** Aircraft.
Subject to the terms and conditions contained herein, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the right to *** Boeing Model 737-*** aircraft as *** right aircraft (*** Right Aircraft).
2.Delivery.
The *** Right Aircraft are *** available position taking into account *** for delivery no later than ***. (Delivery Period) as identified in Attachment A to this Letter Agreement. The delivery *** are subject to the *** as provided for the *** Aircraft.
3.Configuration.
3.aSubject to the provisions of Article 3.2, below, the configuration for the *** Right Aircraft will be the *** for Model 737-*** aircraft at the *** at the time of the Notice of *** and described in Attachment A to this Letter Agreement. Such *** will be *** applicable to such *** that are *** between the date of such *** and the signing of the Definitive Agreement (as defined below), ***, and ***.
3.bBoeing *** to configure the Purchase *** Aircraft starting from a ***, provided that it can achieve the *** which would result pursuant to the provisions of Article 3.1
4.Price.
4.a.The Airframe Price and *** Features Prices for each of the *** Right Aircraft is identified in Attachment A to this Letter Agreement.  The Airframe Price and *** Features Prices that will be identified in the Definitive Agreement for the *** Right Aircraft *** (i) the Airframe Price and *** Features Prices as of the date of execution of the Purchase Agreement for the ***Aircraft, and (ii) for any *** between the date of execution of the Purchase Agreement for the ***Aircraft and the date of execution of the Definitive Agreement for the *** Right Aircraft, the *** Features Prices associated with *** will be those first ***.  For the avoidance of doubt, *** Features Prices that are *** as of the date of execution of the Purchase
UAL-PA-04761-LA-22005995    SA-12
*** Rights    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Agreement for the ***Aircraft will be adjusted to the *** as the *** Features Prices for the *** Aircraft in accordance with *** Boeing uses to establish the base year Airframe Price for its aircraft.  The resulting Airframe Price and *** Features Prices for the *** Right Aircraft *** in accordance with Supplemental Exhibit AE1.  Boeing represents that the *** provided in this Article 4.1 are consistent with the terms of ***.
4.b.The Airframe Price, *** Price, if applicable, *** Features Prices, and Aircraft Basic Price for each of the *** Right Aircraft will be *** in accordance with the terms set forth in Article 2.1.5 of the AGTA.
4.c.The *** Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Definitive Agreement.
5.Payment.
Subject to the terms and conditions of UAL-PA-04761-LA-1801463R5:
1.aCustomer will pay *** to Boeing in the amount shown in Attachment A for each *** Right Aircraft *** Right ***, on the date of execution of this Letter Agreement. If Customer *** a *** Right, the *** Right *** will be *** for such *** Right Aircraft. If there are *** Rights on ***, then Boeing will ***Right *** Right(s) and apply it, ***, to *** on any Boeing aircraft as ***.
1.bNotwithstanding the amount shown in Attachment A, the ***Right *** will be *** for each *** Right.
1.cAt Definitive Agreement, *** will be payable as set forth in Table 1 of the Purchase Agreement. The *** of the Aircraft Price for each *** Right Aircraft *** at the time of delivery. The *** Base Price used to determine the *** will be developed in accordance with the terms of the Purchase Agreement and determined at the time of Definitive Agreement.
6.***
Customer *** a *** Right by giving written notice to Boeing on or before the first day of the *** prior to the desired delivery month within the Delivery Period, specifying the desired *** of delivery within the Delivery Period (***). Such *** will be *** to the account specified below, of Boeing’s *** for Model 737 aircraft (Deposit) for each *** Right Aircraft subject to the ***. The Deposit will be ***.

***
At the time of its receipt of each ***, Boeing will advise Customer as to the availability of the ***.
UAL-PA-04761-LA-22005995    SA-12
*** Rights    Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

7.Definitive Agreement.
Following Customer’s *** of a *** Right in accordance with the terms and conditions stated herein and Boeing’s identification of an *** acceptable to Customer, the parties will sign a definitive agreement for the purchase of such *** Right Aircraft (Definitive Agreement) ***. The Definitive Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and other terms and conditions as may be ***.
8.General ***.
Each *** Right *** at the time of execution of the Definitive Agreement for the applicable *** Right Aircraft, or, *** due to the requirements in Section 6 of the Letter Agreement.
9.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
10.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-In-Fact

UAL-PA-04761-LA-22005995    SA-12
*** Rights    Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	December 12, 2022

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

PART 1: PROVISIONS APPLICABLE TO
ORIGINAL DEFERRAL ELIGIBLE AIRCRAFT
UAL-PA-04761-LA-22005995    SA-12
*** Rights    Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A to Letter Agreement No. UAL-PA-04761-LA-22005995
*** 737-*** Rights

Airframe Model/MTOW:	737-***	*** pounds	^	Detail Specification:	***
Engine Model/Thrust:	***	*** pounds	+	Airframe Price Base Year/*** Formula: ***		***
Airframe Price:		***		Engine Price Base Year/*** Formula: ***		***
*** Features:		***	***
Sub-Total of Airframe and Features:		***		Airframe *** Data:
Engine Price (Per Aircraft):		***		Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		***		Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		***	***
Seller Purchased Equipment (SPE) Estimate:		***	***

Deposit per Aircraft:		***

"^ - ***
+ - ***
Attachment A to UAL-PA-04761-LA-22005995    SA-12
*** Rights    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207
UAL-PA-04761-LA-22006107
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    737 MAX Special ***
Reference:    Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Boeing and Customer wish to enter into an agreement for *** in support of the Aircraft as more specifically provided below.
1.Definitions.
Performance Period shall mean the period beginning ***, as may be *** pursuant to Section 3 herein.
Performance Sub-Period shall mean each of the *** within the Performance Period. The first Performance Sub-Period will end on ***.
*** shall mean mutually agreed ***.
Qualifying Third Party Fees shall mean fees paid by Customer to third party providers for *** provided to Customer during the Performance Period.
2.Commitment.
In further consideration of Customer’s purchase of the SA-12 Aircraft, Boeing agrees to provide *** to Customer during the Performance Period in a value not to exceed a ***.
3.Methods of Performance.
Boeing provided *** shall be spent on *** selected at *** and shall be made available for *** or as *** for *** selected by Customer. Payment shall be made within *** of presentation of ***. The amount made available in any Performance Sub-Period shall be ***, (***). *** amounts from each Annual *** Fund in any of the *** Performance Sub-Periods shall ***. Boeing will advise Customer on or about *** of the amount of any ***Commitment Fund. For clarity, Boeing shall have *** to Customer for any ***Commitment Fund amount ***.
UAL-PA-04761-LA-22006107    SA-12
***    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Accordingly, Boeing will advise Customer on or about *** of the amount of any *** Commitment Fund.
4.Availability of Boeing *** Services.
Following the execution of this Letter Agreement, a Boeing *** representative will meet with Customer’s designated representative to (i) ***.
5.Confidentiality.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.
6.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-22006107    SA-12
MAX Special ***    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	December 12, 2022

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

UAL-PA-04761-LA-22006107    SA-12
MAX Special ***    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY